NEWS RELEASE
TO BUSINESS EDITOR:

        COMM BANCORP, INC. REPORTS 30% INCREASE IN THIRD QUARTER EARNINGS

          Clarks Summit, PA, October 18/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported third quarter 2005 earnings of $1,380 thousand or $0.74 per share, an increase of $315 thousand or 29.6% from $1,065 thousand or $0.56 per share for the same quarter of 2004. Year-to-date earnings totaled $3,880 thousand or $2.08 per share in 2005 compared to $3,500 thousand or $1.84 per share in 2004.

          For the third quarter, return on average assets and return on average equity improved to 1.02% and 11.10% in 2005 compared to 0.82% and 9.00% in 2004. Return on average assets and return on average equity for the nine months ended September 30, 2005, were 0.97% and 10.69%, compared to returns of 0.92% and 9.88% for the same period of 2004.

          "We are very pleased with our strong earnings performance in the third quarter," stated William F. Farber, Sr., President and Chief Executive Officer. "Net interest margins continue to widen as a result of actions taken by management in recent years to reposition the repricing structure of our balance sheet. We anticipate that this action will continue to be beneficial in the future as the yields on our earning assets change at a faster comparable pace than that of our costs of interest-bearing funds. Solid loan growth and improvements in operating efficiency also contributed to our third quarter performance," Farber continued. "We expect the final quarter of this fiscal year to exhibit similar strength as net interest margins continue to rise and improved efficiencies lower operating costs," concluded Farber.

HIGHLIGHTS

     -    30% improvement in net income for the third quarter.

     -    Year-to-date earnings per share increased $0.24.

     - Tax equivalent earning assets yield improved 17 basis points over prior quarter.

     - Average loans grew 6.5% comparing the nine months ended September 30, 2005 and 2004.

     - Efficiency ratio improves nearly 10% compared to the third quarter of 2004.

INCOME STATEMENT REVIEW

          Tax-equivalent net interest income for the nine months ended September 30, improved $821 thousand or 6.0% to $14,512 thousand in 2005 from $13,691 thousand in 2004. A $1,391 thousand increase in tax-equivalent interest income was partially offset by a $570 thousand rise in interest expense. Average earning assets grew $23.8 million or 4.9%, which was the primary factor contributing to the increase in interest revenue. Average loans, net of unearned income, grew $24.2 million or 6.5% in 2005. In addition to the growth in earning assets, interest revenue was favorably impacted by an 11 basis point rise in the tax-equivalent yield on earning assets to 5.78% in 2005 from 5.67% in 2004. The 8.4% increase in interest expense resulted from a 12 basis point increase in the cost of funds coupled with a $13.3 million increase in average interest-bearing liabilities. The cost of funds was 2.40% for the nine months ended September 30, 2005, compared to 2.28% for the same nine months of 2004. The increase in the cost of funds primarily resulted from increases in the average rate paid on interest-bearing transaction accounts, which include money market, NOW and savings accounts. With regard to average interest-bearing liabilities, average interest-bearing deposits grew $8.1 million, while short-term borrowings rose $5.2 million. For the nine months ended September 30, the tax equivalent net interest margin improved 4 basis points to 3.83% in 2005 from 3.79% in 2004. Tax-equivalent net interest income for the three months ended September 30, improved $507 thousand or 11.1% to $5,044 thousand in 2005 from $4,537 in 2004. The net interest margin improved 11 basis points in the third quarter of 2005 in comparison to the previous quarter. This was the third consecutive quarter of net interest margin improvement.

          The provision for loan losses was $619 thousand for the nine months ended September 30, 2005, an increase of $169 thousand compared to $450 thousand for the same period of 2004. For the quarter ended September 30, the provision amounted to $161 in 2005 and $150 in 2004. Net charge-offs were $411 thousand and equaled 0.14% of average loans, net of unearned income, for the nine months ended September 30, 2005, compared to $225 thousand or 0.08% for the same period last year.

          Noninterest revenue totaled $3,043 thousand for the nine months ended September 30, 2005, an increase of $377 thousand or 14.1% from $2,666 thousand for the same nine months of last year. Included in noninterest revenue was a $235 thousand net gain on the sale of the merchant services portfolio in an asset purchase and revenue sharing agreement with a third party. Service charges, fees and commissions increased $153 thousand or 6.8%, while net gains on the sale of residential mortgages declined $11 thousand or 2.7%. For the third quarter, net gains on the sale of residential mortgages rose $35 thousand, while service charges, fees and commissions decreased $34 thousand.

          Noninterest expense for the nine months ended September 30, 2005, amounted to $11,040 thousand, a slight increase of $54 thousand from $10,986 thousand for the same nine months of 2004. An increase of $164 thousand or 3.1% in salaries and employee benefits expense, was partially offset by decreases of $19 thousand in net occupancy and equipment expense and $91 thousand in other expenses. For the quarter ended September 30, 2005, noninterest expense declined $144 thousand or 3.8% in comparison to the same period last year. The expense curtailment led to greater efficiency as evidenced by an improvement in the efficiency ratio to 65.4% for the third quarter of 2005 from 73.8% for the same quarter of 2004.

BALANCE SHEET REVIEW

          Total assets grew $11.6 million to $541.5 million at September 30, 2005, from $529.9 million at September 30, 2004. A $14.6 million increase in loans, net of unearned income, to $389.6 million was the primary factor contributing to the balance sheet growth. The increase in the loan portfolio was funded primary through deposit gathering as evidenced by a $10.8 million increase in total deposits to $490.1 million at September 30, 2005, from $479.3 million one year ago. Available-for-sale investment securities decreased $12.7 million, while federal funds sold outstanding at the end of the third quarter of 2005 were $6.8 million higher than one year earlier.

          Stockholders' equity totaled $49.2 million or $26.50 per share at September 30, 2005, compared to $47.4 million or $25.27 per share at September 30, 2004. Net income of $3,880 thousand was the primary factor contributing to the improved equity. During the nine months ended September 30, 2005, 10,644 shares of common stock were repurchased at an aggregate cost of $435 thousand. Dividends declared for the same period increased $0.03 per share or 4.5% to $0.69 in 2005, compared to $0.66 per share in 2004.

          Nonperforming assets, as a percentage of loans, net of unearned income, rose to 1.20% at September 30, 2005, compared to 0.93% at the end of the previous quarter and 0.86% at year-end 2004. Nonaccrual loans, accruing loans past due ninety days or more and foreclosed assets increased by $223 thousand, $632 thousand and $222 thousand from the previous quarter-end.

          The allowance for loan losses equaled $4.1 million and 1.04% of loans, net of unearned income, at September 30, 2005, compared to $3.8 million and 1.02% one year ago. The allowance covered 86.7% of nonperforming assets at September 30, 2005, compared to 129.7% one year ago.

          Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Sept. 30,    June 30,     March 31,    Dec. 31,     Sept. 30,
                                             2005         2005         2005         2004         2004
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:

Per share data:
Net income                                $     0.74   $     0.65   $     0.69   $     0.66   $     0.56
Cash dividends declared                   $     0.23   $     0.23   $     0.23   $     0.22   $     0.22
Book value                                $    26.50   $    26.27   $    25.56   $    25.38   $    25.27
Tangible book value                       $    26.27   $    26.01   $    25.27   $    25.05   $    24.91
Market value:
   High                                   $    43.16   $    42.72   $    43.00   $    41.78   $    41.00
   Low                                    $    39.25   $    39.76   $    40.50   $    39.20   $    39.20
   Closing                                $    39.45   $    40.00   $    41.25   $    41.78   $    41.00
Market capitalization                     $   73,313   $   74,469   $   76,966   $   77,894   $   76,957
Common shares outstanding                  1,858,370    1,861,719    1,865,848    1,864,391    1,877,000

Selected ratios:
Return on average stockholders' equity         11.10%       10.12%       10.82%       10.25%        9.00%
Return on average assets                        1.02%        0.93%        0.96%        0.91%        0.82%
Leverage ratio                                  8.95%        8.80%        8.57%        8.75%        8.78%
Efficiency ratio                               65.44%       69.51%       66.64%       70.30%       73.82%
Nonperforming assets to loans, net              1.20%        0.93%        0.76%        0.86%        0.78%
Net charge-offs to average loans, net           0.13%        0.14%        0.14%        0.10%        0.09%
Allowance for loan losses to loans, net         1.04%        1.04%        1.03%        1.01%        1.02%
Earning assets yield (FTE)                      5.92%        5.75%        5.66%        5.58%        5.55%
Cost of funds                                   2.45%        2.37%        2.38%        2.34%        2.29%
Net interest spread (FTE)                       3.47%        3.38%        3.28%        3.24%        3.26%
Net interest margin (FTE)                       3.95%        3.84%        3.71%        3.66%        3.67%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Sept. 30,    Sept. 30,
Nine months ended                                                              2005         2004
-----------------                                                           ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                                  $   16,864   $   16,125
   Tax-exempt                                                                    1,014          604
Interest and dividends on investment securities available-for-sale:
   Taxable                                                                       1,523        1,529
   Tax-exempt                                                                    1,168        1,180
   Dividends                                                                        32           28
Interest on federal funds sold                                                     158          106
      Total interest income                                                     20,759       19,572

Interest expense:
Interest on deposits                                                             7,265        6,801
Interest on borrowed funds                                                         106
      Total interest expense                                                     7,371        6,801
      Net interest income                                                       13,388       12,771
Provision for loan losses                                                          619          450
      Net interest income after provision for loan losses                       12,769       12,321

Noninterest income:
Service charges, fees and commissions                                            2,411        2,258
Net gains on sale of loans                                                         397          408
Net gains on sale of merchant services                                             235
Net gains on sale of investment securities
      Total noninterest income                                                   3,043        2,666

Noninterest expense:
Salaries and employee benefits expense                                           5,416        5,252
Net occupancy and equipment expense                                              1,810        1,829
Other expenses                                                                   3,814        3,905
      Total noninterest expense                                                 11,040       10,986
Income before income taxes                                                       4,772        4,001
Provision for income tax expense                                                   892          501
      Net income                                                            $    3,880   $    3,500

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale       $     (645)  $     (238)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)         (219)         (81)
      Other comprehensive income (loss), net of income taxes                      (426)        (157)
      Comprehensive income                                                  $    3,454   $    3,343

Per share data:
Net income                                                                  $     2.08   $     1.84
Cash dividends declared                                                     $     0.69   $     0.66
Average common shares outstanding                                            1,863,442    1,898,101

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Sept. 30,    June 30,     March 31,    Dec. 31,     Sept. 30,
Three months ended                                             2005         2005         2005         2004         2004
------------------                                          ----------   ----------   ----------   ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                  $    5,809   $    5,566   $    5,489   $    5,472   $    5,405
   Tax-exempt                                                      337          347          330          244          191

Interest and dividends on investment securities
   available-for-sale:
   Taxable                                                         493          475          555          610          495
   Tax-exempt                                                      396          381          391          392          392
   Dividends                                                        10           14            8            1            7
Interest on federal funds sold                                     144           14                        42           68
      Total interest income                                      7,189        6,797        6,773        6,761        6,558

Interest expense:
Interest on deposits                                             2,522        2,363        2,380        2,431        2,323
Interest on borrowed funds                                                       27           79            1
      Total interest expense                                     2,522        2,390        2,459        2,432        2,323
      Net interest income                                        4,667        4,407        4,314        4,329        4,235
Provision for loan losses                                          161          158          300          150          150
      Net interest income after provision for loan losses        4,506        4,249        4,014        4,179        4,085

Noninterest income:
Service charges, fees and commissions                              746          828          837          731          780
Net gains on sale of loans                                         119          122          156          169           84
Net gains on sale of merchant services                                          110          125
Net gains on sale of investment securities
      Total noninterest income                                     865        1,060        1,118          900          864

Noninterest expense:
Salaries and employee benefits expense                           1,778        1,843        1,795        1,716        1,772
Net occupancy and equipment expense                                588          584          638          635          566
Other expenses                                                   1,254        1,373        1,187        1,325        1,426
      Total noninterest expense                                  3,620        3,800        3,620        3,676        3,764
Income before income taxes                                       1,751        1,509        1,512        1,403        1,185
Provision for income tax expense                                   371          289          232          178          120
      Net income                                            $    1,380   $    1,220   $    1,280   $    1,225   $    1,065

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
   available-for-sale                                       $     (721)  $      889   $     (813)  $     (640)  $    1,203
Reclassification adjustment for gains included in net
   income
Income tax expense (benefit) related to other
   comprehensive income (loss)                                    (245)         302         (276)        (218)         409
   Other comprehensive income (loss), net of income
      taxes                                                       (476)         587         (537)        (422)         794
   Comprehensive income (loss)                              $      904   $    1,807   $      743   $      803   $    1,859

Per share data:
Net income                                                  $     0.74   $     0.65   $     0.69   $     0.66   $     0.56
Cash dividends declared                                     $     0.23   $     0.23   $     0.23   $     0.22   $     0.22
Average common shares outstanding                            1,861,053    1,863,478    1,865,848    1,869,693    1,886,534

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                           Sept. 30,   June 30,   March 31,   Dec. 31,   Sept. 30,
Three months ended                            2005       2005        2005       2004        2004
------------------                         ---------   --------   ---------   --------   ---------
Net interest income:
Interest income
Loans, net:
   Taxable                                   $5,809     $5,566      $5,489     $5,472      $5,405
   Tax-exempt                                   510        526         500        368         290
      Total loans, net                        6,319      6,092       5,989      5,840       5,695

Investments:
   Taxable                                      503        489         563        611         502
   Tax-exempt                                   600        578         592        594         595
      Total investments                       1,103      1,067       1,155      1,205       1,097
Federal funds sold                              144         14                     42          68
      Total interest income                   7,566      7,173       7,144      7,087       6,860
Interest expense
   Deposits                                   2,522      2,363       2,380      2,431       2,323
   Borrowed funds                                           27          79          1
      Total interest expense                  2,522      2,390       2,459      2,432       2,323
      Net interest income                    $5,044     $4,783      $4,685     $4,655      $4,537

Loans, net:
   Taxable                                     6.44%      6.31%       6.21%      6.14%       6.13%
   Tax-exempt                                  5.81%      4.91%       4.85%      6.04%       4.83%
      Total loans, net                         6.38%      6.16%       6.07%      6.13%       6.05%

Investments:
   Taxable                                     3.04%      2.82%       2.85%      2.83%       3.02%
   Tax-exempt                                  7.42%      7.33%       7.65%      7.39%       7.40%
      Total investments                        4.48%      4.23%       4.20%      4.07%       4.45%
Federal funds sold                             3.45%      2.76%       2.62%      1.90%       1.42%
      Total earning assets                     5.92%      5.75%       5.66%      5.58%       5.55%
Interest expense
   Deposits                                    2.45%      2.36%       2.37%      2.34%       2.29%
   Borrowed funds                                         3.09%       2.62%      2.35%
      Total interest-bearing liabilities       2.45%      2.37%       2.38%      2.34%       2.29%
      Net interest spread                      3.47%      3.38%       3.28%      3.24%       3.26%
      Net interest margin                      3.95%      3.84%       3.71%      3.66%       3.67%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Sept. 30,   June 30,   March 31,   Dec. 31,   Sept. 30,
At period end                                         2005       2005        2005       2004        2004
-------------                                      ---------   --------   ---------   --------   ---------
Assets:
Cash and due from banks                             $ 13,662   $ 16,400    $ 12,310   $ 11,802    $ 10,960
Federal funds sold                                    22,700     13,000                    900      15,900
Investment securities available-for-sale              98,756     97,336     109,804    118,756     111,522
Loans held for sale, net                               3,538      3,263       3,905      1,917       3,302
Loans, net of unearned income                        389,606    389,274     391,210    381,723     374,986
Less: Allowance for loan losses                        4,067      4,037       4,018      3,859       3,809
Net loans                                            385,539    385,237     387,192    377,864     371,177
Premises and equipment, net                           11,271     11,339      11,486     11,628      11,843
Other assets                                           6,024      5,763       5,534      5,455       5,242
      Total Assets                                  $541,490   $532,338    $530,231   $528,322    $529,946

Liabilities:
Deposits:
   Noninterest-bearing                              $ 70,989   $ 73,397    $ 66,936   $ 67,714    $ 65,199
   Interest-bearing                                  419,095    407,605     405,870    410,770     414,104
      Total deposits                                 490,084    481,002     472,806    478,484     479,303
Borrowed funds                                                                7,800
Other liabilities                                      2,165      2,434       1,933      2,520       3,204
      Total liabilities                              492,249    483,436     482,539    481,004     482,507

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,858,370; 1,861,719;
   1,865,848; 1,864,391; 1,877,000                       613        614         616        615         619
Capital surplus                                        6,831      6,780       6,734      6,675       6,658
Retained earnings                                     40,689     39,924      39,345     38,494      38,206
Accumulated other comprehensive income                 1,108      1,584         997      1,534       1,956
      Total stockholders' equity                      49,241     48,902      47,692     47,318      47,439
      Total liabilities and stockholders' equity    $541,490   $532,338    $530,231   $528,322    $529,946

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Sept. 30,   June 30,   March 31,   Dec. 31,   Sept. 30,
Average quarterly balances                            2005       2005       2005        2004        2004
--------------------------                         ---------   --------   ---------   --------   ---------
Assets:
Loans, net:
   Taxable                                          $357,980   $353,699    $358,544   $354,820    $350,602
   Tax-exempt                                         34,801     42,926      41,828     24,231      23,910
      Total loans, net                               392,781    396,625     400,372    379,051     374,512

Investments:
   Taxable                                            65,641     69,644      80,009     85,853      66,088
   Tax-exempt                                         32,072     31,650      31,389     31,961      32,004
      Total investments                               97,713    101,294     111,398    117,814      98,092
Federal funds sold                                    16,566      2,036          57      8,793      19,109
      Total earning assets                           507,060    499,955     511,827    505,658     491,713
Other assets                                          27,154     25,507      26,235     27,176      27,298
      Total assets                                  $534,214   $525,462    $538,062   $532,834    $519,011

Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                                 $408,182   $401,620    $407,344   $413,706    $402,952
   Noninterest-bearing                                74,849     70,327      68,322     68,832      66,268
      Total deposits                                 483,031    471,947     475,666    482,538     469,220
Borrowed funds                                                    3,508      12,234         60
Other liabilities                                      1,864      1,667       2,192      2,704       2,697
      Total liabilities                              484,895    477,122     490,092    485,302     471,917
Stockholders' equity                                  49,319     48,340      47,970     47,532      47,094
      Total liabilities and stockholders' equity    $534,214   $525,462    $538,062   $532,834    $519,011

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             Sept. 30,   June 30,   March 31,   Dec. 31,   Sept. 30,
At quarter end                                  2005       2005       2005        2004        2004
--------------                               ---------   --------   ---------   --------   ---------
Nonperforming assets:
   Nonaccrual/restructured loans               $3,118     $2,895      $2,115     $1,972      $2,105
   Accruing loans past due 90 days or more      1,128        496         625        913         574
   Foreclosed assets                              443        221         221        399         257
Total nonperforming assets                     $4,689     $3,612      $2,961     $3,284      $2,936

Three months ended

Allowance for loan losses:
Beginning balance                              $4,037     $4,018      $3,859     $3,809      $3,743
Charge-offs                                       151        162         159        117         119
Recoveries                                         20         23          18         17          35
Provision for loan losses                         161        158         300        150         150
Ending balance                                 $4,067     $4,037      $4,018     $3,859      $3,809

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.